                                                                   EXHIBIT 10.15

                                   BUCA, INC.
                      NON-STATUTORY STOCK OPTION AGREEMENT

        This NON-STATUTORY STOCK OPTION AGREEMENT is dated as of June 1, 1998 by and between BUCA, Inc., a Minnesota corporation (the "Company"), and 1204 Harmon Partnership, a Minnesota general partnership ("Optionee").

        WHEREAS, a wholly-owned subsidiary of the Company, BUCA (DT Minneapolis), Inc., and Optionee have entered into an Amendment to the Lease Agreement dated as of June 1, 1998 between BUCA (DT Minneapolis), Inc. ("BUCA Mpls") and Optionee (as amended, the "Lease Agreement"); and

        WHEREAS, in connection with the Amendment, the Company has agreed to grant to Optionee a non-statutory stock option permitting the purchase of up to 24,000 shares of Common Stock of the Company, par value $.01 per share ("Common Shares"), subject to certain vesting and other terms and conditions; and

        WHEREAS, the Company and Optionee desire to enter into this Agreement to reflect the grant of the option and such vesting and other terms and conditions.

        NOW THEREFORE, the Company and Optionee mutually agree as follows:

               1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase up to 24,000 Common Shares on the terms and conditions hereinafter set forth. The Option is not intended by the Company to be an "incentive stock option" for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

               2. Purchase Price. The purchase price of each of the Common Shares subject to the Option shall be $4.50.

               3. Option Period.

               (a) Subject to the provisions of paragraph 5 hereof, the Option shall become exercisable as to the respective number of shares and on the respective initial dates of exercisability specified on the Vesting Schedule attached as Schedule A to this Agreement. The Vesting Schedule shall be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been canceled, Optionee may at any time, and from time to time, purchase all or any portion of the Common Shares then purchasable under the Vesting Schedule.
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               (b) This Option and all rights to purchase shares hereunder shall cease on the earliest of:

                        (i) May 31, 2008; or

                        (ii) the date (if any) fixed for cancellation pursuant
                to paragraph 9 hereof.

Notwithstanding any other provision in this Agreement, in no event may this Option be exercised, in whole or in part, after it has expired.

               4. Manner of Exercising Options.

               (a) Subject to the terms and conditions of this Agreement, this Option may be exercised by mailing written notice of exercise to the Company at its principal executive office, marked for the attention of its Secretary. The notice shall state the election to exercise the Option and the number of Common Shares in respect of which it is being exercised, and shall be signed by the person exercising the Option. If the person exercising the Option is not Optionee, such person shall also send with the notice appropriate proof of such person's right to exercise the Option in accordance with this Agreement. Such notice shall be accompanied by payment (by check, bank draft or money order payable to the Company) of the full purchase price of the Common Shares being purchased.

               (b) Until the date (if any) a registration statement covering the Common Shares issuable upon exercise of this Option has been declared effective under applicable Federal and state securities laws, the person exercising the Option shall include in the notice of exercise given pursuant to subparagraph
(a), and the issuance of the Common Shares will be contingent upon the receipt of, representations by such person that (i) at the time of such exercise it is such person's then-present intention to acquire the Common Shares for investment and not with a view to, or for resale in connection with, any distribution thereof; (ii) such person acknowledges that the Common Shares to be issued upon exercise of the Option are "restricted securities" within the meaning of Rule 144 of the general Rules and Regulations of the Securities and Exchange Commission and that there is no assurance that such Rule will apply to future resales of the Common Shares; (iii) such person will make no sale or other distribution that would cause such person to be deemed an "underwriter" within the meaning of Section 2(11) of the Securities Act of 1933, as amended; and (iv) such person will make no sale, pledge, transfer or other disposition of the Common Shares received unless a registration statement with respect to such Common Shares is then in effect under applicable Federal and state securities laws or unless such person obtains an opinion of counsel satisfactory to the Company that such disposition may be effected without violation of applicable Federal or state securities laws. The certificates representing such Common Shares will contain restrictive legends reflecting such restrictions.

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               (c) As soon as practicable after receipt of the purchase price provided for above, the Company shall deliver to the person exercising the Option a certificate or certificates representing the Common Shares being purchased. The Company shall pay all original issue and transfer taxes, if any, with respect to the issue or transfer of the Common Shares to the person exercising the Option and all fees and expenses necessarily incurred by the Company in connection therewith. All Common Shares so issued shall be fully paid and nonassessable. The Optionee shall have no right to require the Company, and the Company shall have no obligation, to register the issuance or sale of any security acquired pursuant to the exercise of this Option under applicable Federal or state securities laws.

               5. Exercisability of Options After Termination of Lease Agreement. No shares under this Option shall vest and become exercisable in accordance with the Vesting Schedule if prior to such scheduled vesting date the Lease Agreement has been terminated due to a breach or other default by Optionee of the Lease Agreement. A termination of the Lease Agreement under the terms provided in this Section 5 shall have no effect on the continued exercisability of the Option with respect to any Common Shares that became exercisable prior to the effective date of the termination of the Lease Agreement. Optionee acknowledges that BUCA Mpls may terminate the Lease Agreement pursuant to its terms and may otherwise deal with Optionee under the Lease Agreement without regard to the effect it may have on Optionee under this Agreement.

               6. Limitation on Transfer. Optionee shall not assign or transfer this Agreement or Option without the prior written consent of the Company, which consent shall not be unreasonably withheld. Any request by Optionee for such consent shall be accompanied by a written opinion of counsel satisfactory to the Company that such disposition may be effected without violation of applicable Federal or state securities laws. The Options shall not be subject to pledge, hypothecation, execution, attachment or similar process, except this Option may be pledged in connection with a bona fide business loan. Any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of this Option (or any portion thereof) contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option, shall be null and void.

               7. Shareholder Rights Before Exercise. Optionee shall have none of the rights of a shareholder of the Company with respect to any Common Share subject to this Option until the Option is exercised.

               8. Adjustment in Certain Circumstances. The Company's Board of Directors shall make appropriate adjustments in the number of shares subject to this Option and in the purchase price per share to give effect to any distribution of assets (other than regular dividends) or debt securities to holders of Common Shares or any change made in the number of outstanding Common Shares of the Company through a recapitalization, reclassification, combination, share dividend, share division, share combination or other similar change,

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provided that fractional shares shall be rounded to the nearest whole share. The
Company shall give Optionee notice of any such adjustment.

               9. Acceleration of Option. In the event of a proposed Fundamental Change (as defined below), the Company may, but shall not be obligated to:

               (a) if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of this Option by the substitution of options and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation to be issuable upon the exercise of this Option, in lieu of options and capital stock of the Company; or

               (b) at least 30 days prior to the occurrence of the Fundamental Change (including a merger or consolidation or statutory share exchange), declare, and provide written notice to Optionee of the declaration, that this Option, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to Optionee, within ten days after the Fundamental Change, of cash equal to, for each share covered by the canceled Option, the amount, if any, by which the Fair Value (as hereinafter defined in this subparagraph) per share exceeds the exercise price per share covered by this Option. At the time of the declaration provided for in the immediately preceding sentence, this Option shall immediately become exercisable in full (provided, however, that if the Lease Agreement has been terminated prior to the date of such declaration, this Option shall remain exercisable only with respect to those shares that were exercisable at the time of the termination of the Lease Agreement) and Optionee shall have the right, during the period preceding the time of cancellation of the Option, to exercise this Option as to all or any part of the shares covered by this Option (except as provided above) in whole or in part, as the case may be; provided, however, that if such proposed Fundamental Change does not become effective, then the declaration pursuant to this subparagraph 9(b) shall be rescinded, the acceleration of the exercisability of the Option pursuant to this subparagraph 9(b) shall be void, and the Option shall be exercisable in accordance with its original terms. In the event of a declaration pursuant to this subparagraph 9(b), to the extent this Option has not been exercised prior to the Fundamental Change, the unexercised part of this Option shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, Optionee shall not be entitled to the payment provided for in this subparagraph 9(b) if this Option shall have expired pursuant to paragraph 3 above. For purposes of this subparagraph 9(b) only, "Fair Value" per share means the cash plus the fair market value, as determined in good faith by the Board of Directors of the Company, of the non-cash consideration to be received per share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Agreement. For purposes of this Agreement, "Fundamental Change" shall mean a dissolution or liquidation of the Company, a sale of substantially all of the assets of the

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Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

               10. Investment Representations. Optionee acknowledges that neither this Option nor any Common Shares issuable upon exercise hereof have been registered under applicable Federal or state securities laws. Optionee represents to the Company that it has acquired this Option for investment and not with a view to distribution of this Option or the Common Shares issuable upon exercise hereof within the meaning of the Securities Act of 1933, as amended (the "Act") and the rules and regulations thereunder. Furthermore, Optionee represents and warrants to the Company that as of the date hereof and as of the date of any exercise of this Option, it is and will be an "accredited investor" as defined in Regulation D under the Act (and has completed Schedule B hereto identifying Optionee's accredited investor status) and that it has and will have the knowledge, expertise and sophistication necessary to evaluate an investment in the Company. The Optionee also represents and warrants to the Company that it has had an opportunity to ask questions and receive answers concerning the terms and conditions of this Agreement and concerning the risks relating to an investment in the Company.

               11. Incidental Registration.

               (a) Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders (other than the first offering by the Company of Common Shares pursuant to a registration statement filed under the Act and other than a registration statement on a form that does not permit the inclusion of shares by its security holders), the Company will give written notice of its determination to Optionee. Upon the written request of Optionee given within twenty days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all shares of Purchased Stock (as hereinafter defined) as to which Optionee shall have requested registration to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Optionee of the Purchased Stock to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any registration pursuant to this Section 11 shall be underwritten in whole or in part, the Company may require that the Purchased Stock requested for inclusion pursuant to this Section 11 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of any or all of the Purchased Stock originally covered by a request for registration would reduce the number of shares to be offered by the Company, the number of shares of Purchased Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among Optionee and holders of other shares proposed to be included in such registration. Notwithstanding the foregoing, if any securities are

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registered by the Company pursuant to (i) that certain Stock Purchase Agreement dated as of September 3, 1997 amount the Company and certain preferred stockholders of the Company (as the same may be amended from time to time hereafter), (ii) warrants to purchase Company securities outstanding as of the date hereof, and (iii) rights granted from time to time to additional purchasers of shares of preferred stock of the Company (all such securities included in (i), (ii) and (iii) being referred to as "Registrable Securities"), then Purchased Stock shall be included in such offering and registration statement only to the extent that inclusion of the Purchased Stock will not reduce the amount of Registrable Securities to be registered in such offering.

               (b) If and whenever the Company is required by the provisions of this Section 11 to effect the registration of shares of Purchased Stock under the Act, the Company will:

               (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities, and use all reasonable efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six months;

               (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six months;

               (iii) furnish to Optionee such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Optionee may reasonably request in order to facilitate the public offering of such securities;

               (iv) use all reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as Optionee may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (v) notify Optionee promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

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               (vi) notify Optionee promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

               (vii) prepare and file with the Commission, promptly upon the request of Optionee, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Optionee (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Purchased Stock by Optionee;

               (viii) prepare and promptly file with the Commission and promptly notify Optionee of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

               (ix) advise Optionee, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

               (x) otherwise use its best efforts to comply with all the rules and regulations of the Commission, and make available to the security holders, as soon as is reasonably practicable (but not more than 18 months) after the effective date of a registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Act;

               (xi) make available for inspection by Optionee and its attorneys and representatives all financial and other record sand other information, pertinent corporate records and properties of the Company as shall be necessary for Optionee to exercise its due diligence responsibilities; and

               (xii) at the request of Optionee, furnish: (i) an opinion, dated as of the closing date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Optionee, in form and substance as is customarily given to underwriters in an underwriter public offering; and (ii) letters dated as of the effective date of the registration statement and as of the closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to Optionee, in form and substance as is customarily given to underwriters in an underwritten public offering.

               (c) With respect to each inclusion of shares of Purchased Stock in a registration statement pursuant to this Section 11 the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities, including the fees or expenses of any "qualified independent underwriter" pursuant to NASD rules or fees and expenses related to any "road show" (if the Company is required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and commissions and transfer taxes relating to the shares included in the offering by Optionee, and any other expenses incurred by Optionee not expressly included above, shall be borne by the Optionee; provided that if the Company provides counsel or pays the expense of counsel for any other holder of securities included in any such offering the Company shall seek to have such counsel also represent the Optionee (provided that the Company shall not be required to incur or be responsible for any additional costs, fees or expenses of such counsel arising from its representation of the Optionee).

               (d) In the event that any Purchased Stock is included in a registration statement under this Section 11:

               (i) The Company will indemnify and hold harmless Optionee, its directors and officers, and each person, if any, who controls Optionee or such underwriter within the meaning of the Act, from and against, and will reimburse Optionee and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which Optionee or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, cost or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Optionee, any other indemnified party or person controlling the indemnified party in writing specifically for use in the preparation thereof.

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               (ii) Optionee will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof.

               (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section 11(d) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the provision of the preceding sentence, (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, but in each such case, only for reasonable cost and expenses and only for one such counsel.

               (iv) If the indemnification provided for in this Section 11(d) is unavailable or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (i) or (ii) above, (A) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Optionee from the offering of the Purchased Stock and (B) the relative fault of the Company and the Optionee in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Optionee shall not be required to contribute any amount in excess of the amount received by Optionee in such offering less the amount of damages which Optionee has otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The registration rights set forth in this Section 11 shall cease upon the earliest of (i) the effective registration under the Act of all of the Purchased Stock, (ii) registration under the Act is no longer required for the immediate public distribution of all of the Purchased Stock as a result of the provisions of Rule 144 under the Act (or any successor provision thereto (provided that registration shall be available for any stock acquired upon further purchases under the Option in accordance with the terms hereof), and
(iii) such Purchased Stock ceases to be outstanding.

               (f) "Purchased Stock" means all shares of Common Stock of the Company issued upon exercise of this Option, and the stock or other securities of the Company issued in a stock split or reclassification of, or a stock dividend or other distribution with respect to such Common Stock.

               12. General. This Agreement shall be binding in all respects on Optionee's successors and assigns. This Agreement sets forth the entire agreement and understanding of the parties with respect to the grant and exercise of this Option and supersedes all prior agreements, arrangements, plans and undertakings relating to the grant and exercise of this

                                      -10-
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        Option. This Agreement is entered into under the laws of the State of
        Minnesota and shall be construed and interpreted thereunder.

                                      -11-
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               IN WITNESS WHEREOF, Optionee and the Company have executed this
Agreement as of the day and year first above written.


                                   BUCA, INC.

                                   By /s/ Greg A. Gadel
                                      ---------------------------------------
                                    Its  CFO
                                         ------------------------------------


                                   1204 HARMON PARTNERSHIP

                                   By /s/ Robert O. Naegele, Jr.
                                      ---------------------------------------
                                      Robert O. Naegele, Jr.

                                   And /s/ Ellis Naegele
                                       --------------------------------------
                                       Ellis Naegele
                                      (Constituting all partners thereof)

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                                                                      Schedule B
                                                                      ----------


                                VESTING SCHEDULE
                                ----------------

                           No. of Shares
Initial Date of          As to Which Option
Exercisability           Becomes Exercisable
--------------           -------------------

May 31, 1999                  3,000

May 31, 2000                  3,000

May 31, 2001                  3,000

May 31, 2002                  3,000

May 31, 2003                  3,000

May 31, 2004                  3,000

May 31, 2005                  3,000

May 31, 2006                  3,000